SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                           The Securities Exchange Act


                                February 18, 2000
                   ------------------------------------------
                   Date of Report (Date of Earliest Reported)


                          MILLENIUM HOLDING GROUP, INC.
                   (Formally known as Amex System Corporation)
                   -------------------------------------------
                         (Name of Small Business Issuer)


      NEVADA                     0-28413                     88-0109108
------------------       -----------------------   -----------------------------
(State of Employer       (Commission File Number) (I.R.S. Identification Number)
   Incorporation)U


                       3800 Old Cheney Road Suite 101-222
                                Lincoln, NE 68516
           ----------------------------------------------------------
           (Address of Principal Executive Offices Including Zip Code)


                  6030 Village Drive, Suite 200, Lincoln, NE 68516
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


                                 (402) 434 5690
                         -------------------------------
                         (Registrant's Telephone Number)

ITEM 2. ACQUISITION OF ASSETS

     (a) On February 15, 2000 the company purchased the following proprietary products from Mr. Ham who is the President of the company as well as the beneficial owner of the majority of the Registrants common shares of the company.

     1. Two proprietary life insurance product prototypes including, but not limited to their designs, actuarial science (including pricing and reinsurance), marketing research and development and contract forms.

     2. Two proprietary life insurance product rider prototypes including, but not limited to their designs, actuarial science (including pricing and reinsurance), marketing research and development and contract forms.

     3. Other life and annuity products. No prototypes. Designs, actuarial science, marketing research and development and contract forms.

     4. One surety product prototype including, but not limited to its design, legal contract form, marketing and research and development and trust documents associated with the surety business.

     5. Long-term care product prototypes including, but not limited to; its design (which includes variations of base product), actuarial science (including pricing and reinsurance), marketing research and development and contract forms.

     6. Project plan for the organizational computer hardware and software system and it integration with the Internet.

     Mr. Ham received from the company the actual costs expended by him in the development of the products in the form of 1,468,436 restricted (R 144) shares of the common stock of the company. Mr. Ham's actual cost was $734,218.00 and is the only amount considered by the Board of Directors.

     (b) On February 14, 2000 the registrant entered into a Letter of Intent (attached as an exhibit) with Stanford Life Insurance Company, an Arizona corporation, wherein the registrant indicated its intent to purchase all of the issued and outstanding common shares of the company for stock and cash. The proposed transaction consists of a cash purchase for the Statutory Capital and Surplus of Stanford and 125,000 shares of restricted (Rule 144) shares of the registrant. The successful closing of the acquisition is dependent upon respective board approvals, adequate financing, completion of required due diligence (including the State of Arizona approval) and an acceptable definitive agreement.

     The financial statements as well as pro forma statements will be forth coming upon receipt by the registrant.

ITEM 5. OTHER EVENTS

     The registrant has moved its operation to

                       3800 Old Cheney Road Suite 101-222
                                Lincoln, NE 68516

ITEM 7. EXHIBITS

     99.1 Letter of Intent between the registrant and Stanford Insurance Company


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Millenium Holding Group, Inc.

February 18, 2000                       By:  /s/ Richard L. Ham
                                             ------------------
                                             Richard L. Ham
                                             Director and President